Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Switch Inc.
7135 South Decatur Boulevard
Las Vegas, Nevada 89118

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center service contracts in connection with the proposed offering of Switch ABS Issuer, LLC & Switch ABS Co-Issuer, LLC Secured Data Center Revenue Term Notes, Series 2026-1. Switch Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Data File. Additionally, Barclays Capital Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 9, 2026, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business December 31, 2025, with respect to 3,635 data center service contracts (the “Statistical Data File”).  At the instruction of the Company, we randomly selected 25 data center service contracts from the Statistical Data File with a “Facility” of “RNO.01” and an “initial term” greater than one month, as set forth on the Statistical Data File (the “25 Non-Securitized Sample Contracts”).

Further, on February 10, 2026, representatives of the Company provided us with a contract listing (the “Securitized Sample Contract Listing”) with respect to 100 data center service contracts, including 79 data center service contracts set forth on the Statistical Data File (the “Securitized Sample Contracts” and, together with the 25 Non-Securitized Sample Contracts, the “Sample Contracts”).  We make no representations as to the selection criteria used in determining the Securitized Sample Contracts.

Securitized Sample Contract Procedures:

For each of the Securitized Sample Contracts, we performed comparisons of the “Securitized Characteristics” set forth on the Statistical Data File and indicated below.

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Securitized Characteristics
1.	Billing ID (for informational purposes only)	3.	Contract end date*
2.	Total monthly recurring charges	4.	LTM usage-based revenue

*For Securitized Sample Contracts that did not have a remaining term of “MTM” or “0” as set forth on the Statistical Data File only.

We compared Securitized Characteristics 2. and 3. to the corresponding information set forth on or derived from the colocation facilities agreement, lease agreement, service order, invoice or schedules from the Company’s asset management system (collectively, the “Service Order”).

We compared Securitized Characteristic 4. to the corresponding information set forth on or derived from queries from the Company’s asset management system (collectively, the “Asset Management System Query”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Securitized Characteristic 3., differences of 30 days or less are deemed to be “in agreement.”

Non-Securitized Sample Contract Procedures:

For each of the Non-Securitized Sample Contracts, we performed comparisons of the “Non-Securitized Characteristics” set forth on the Statistical Data File and indicated below.

Non-Securitized Characteristics
1.	Billing ID (for informational purposes only)	6.	Facility
2.	Customer name	7.	Contract start date
3.	Total monthly recurring charges	8.	Contract end date*
4.	Initial term (months)	9.	LTM usage-based revenue
5.	Maximum annual uplift %

*For Non-Securitized Sample Contracts not having a remaining term of “MTM” or “0” as set forth on the Statistical Data File only.

We compared Non-Securitized Characteristics 2. through 8. to the corresponding information set forth on or derived from the Service Order.

We compared Non-Securitized Characteristic 9. to the corresponding information set forth on or derived from Asset Management System Query.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Non-Securitized Characteristic 4., differences of one month are deemed to be “in agreement;”

•	with respect to our comparison of Non-Securitized Characteristics 7. and 8., differences of 30 days or less are deemed to be “in agreement.”

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The data center service contract documents described above and any other related documents used in support of the Securitized Characteristics and Non-Securitized Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documentation.  In addition, we make no representations as to whether the Contract Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Securitized Characteristics and Non-Securitized Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Contract Documentation, except as indicated in Appendix A and Appendix B.  Supplemental information is contained in Appendix C and Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the data center service contracts or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the data center service contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 19, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 19, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Securitized Leases

1	One difference for contract end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 19, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Non-Securitized Leases

1	One difference for total monthly recurring charges.
2	One difference for maximum annual uplift %.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 19, 2026

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Securitized Sample Contract number	Securitized Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Service Order

1	[REDACTED]	Contract end date	6/30/2024	6/30/2025

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 19, 2026

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Non-Securitized Sample Contract number	Non-Securitized Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Service Order

1	[REDACTED]	Total monthly recurring charges	$8,384.00	$9,299.00
2	[REDACTED]	Maximum annual uplift %	10.00%	7.00%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.